EXHIBIT 10.1

                              THE YORK GROUP, INC.
            NON-EMPLOYEE DIRECTORS CASH AND EQUITY COMPENSATION PLAN
                                  ELECTION FORM

                   FOR THE PLAN YEAR ENDING DECEMBER 31, 19__

DIRECTOR INFORMATION

Name:                    ______________________________________________________
Social Security Number:  ______________________________________________________
Address:                 ______________________________________________________
                         ______________________________________________________
                         ______________________________________________________
Telephone:               ______________________________________________________

Instructions: If this is the first Election Form executed by you under The York Group, Inc. Non-Employee Directors Cash And Equity Compensation Plan ("Plan"), complete the form in full. If this is not the first Election Form executed by you under the Plan, complete only the Section(s) you want changed from prior elections that are currently effective. In general, this election shall be effective as of the first day of the Plan Year that follows the date of this election. However, if you first become eligible to participate in the Plan during the Plan Year, the effective date of your election will be provided to you upon receiving this Election Form.

I. ELECTION TO RECEIVE 100% OF THE ANNUAL RETAINER AND MEETING FEES IN THE FORM OF CASH OR COMPANY SHARES

I hereby acknowledge having received a copy of the Plan document setting forth the terms of the Plan. I understand that 50% of the annual retainer and meeting fees will be paid to me in the form of cash and 50% in the form of Company Shares unless I elect as follows:



        I hereby elect to receive 100% of the annual retainer and meeting fees
_____   paid to me in the form of cash.

        I hereby elect to receive 100% of the annual retainer and meeting fees
_____   paid to me in the form of Company Shares.
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II. DEFERRAL OF FEES ELECTION

        I hereby elect to defer the portion of the annual retainer and meeting
_____   fees which were to be paid to me in the form of cash.

        I hereby elect to defer the portion of the annual retainer and meeting
_____   fees which were to be paid to me in the form of Company Shares.

I hereby acknowledge having received a copy of the Plan document setting forth the terms of the Plan. I hereby elect to defer my annual retainer and meeting fees as indicated above. I hereby revoke any prior elections made by me under the Plan. This election relates only to services performed and amounts earned by me after the date hereof. I understand that a contribution credit equal to my election will be made under the Plan for my benefit and that this election is subject to all of the applicable terms of the Plan.

III. DESIGNATION OF DEATH BENEFIT BENEFICIARY/IES

I hereby revoke any prior designations of death benefit beneficiary/ies under the Plan, and I hereby designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan. I acknowledge that the beneficiary election made herein will continue indefinitely until subsequently changed by me on another Election Form.

A. Primary Beneficiary/ies

Name, Address, Phone                          _________________________________
Relationship to Participant                   _________________________________
% of Plan Account                             _________________________________
Date of Birth (if applicable)                 _________________________________
Social Security or Tax Identification Number  _________________________________

B. Contingent Beneficiary/ies (will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the Non-Employee Director)

Name, Address, Phone                          _________________________________
Relationship to Participant                   _________________________________
% of Plan Account                             _________________________________
Date of Birth (if applicable)                 _________________________________
Social Security or Tax Identification Number  _________________________________

_________________________________        _________________________________
Signature                                Date
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                                                                    EXHIBIT 10.1

                              THE YORK GROUP, INC.
                              NON-EMPLOYEE DIRECTOR
                        CASH AND EQUITY COMPENSATION PLAN

                              THE YORK GROUP, INC.
                              NON-EMPLOYEE DIRECTOR
                        CASH AND EQUITY COMPENSATION PLAN

1.    PURPOSE.

      The primary purpose of the Non-Employee Director Cash and Equity Compensation Plan is to advance the interests of The York Group, Inc. and its shareholders by providing for the payment of up to 100 percent of the compensation of Non-Employee Directors in the form of equity or equity equivalents by the grant to such Non-Employee Directors of Stock and Deferred Stock Units under the terms set forth herein. By thus compensating Non-Employee Directors and increasing their equity or equity equivalent position in the Company, the Company seeks to attract, retain, compensate and motivate those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

2.    DEFINITIONS.

      As used herein, the following terms shall have the meanings hereinafter set forth:

      (a) "Annual Fee" shall mean a Non-Employee Director's annual retainer fee, as set from time to time by the Board.

      (b) "Annual Meeting" means the Annual Meeting of the shareholders of the Company.

      (c)   "Board" shall mean the Board of Directors of the Company.

      (d) "Change-in-Control" means a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company. Such determination shall be made by the Board.

      (e) "Company" shall mean The York Group, Inc., a Delaware corporation, and its successors.

      (f) "Deferred Stock Units" means the equivalent of one Share, as established pursuant to the Plan.

      (g) "Dividend Date" means each regular quarterly cash dividend payment date on Stock.

      (h) "Effective Date" means the date at which the Plan is adopted by the Board.

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      (i)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (j) "Fair Market Value Per Share" as of any date means the average of the closing bid and asked prices for the shares in the NASDAQ market on such date.

      (k) "Meeting Fees" shall mean the fees paid each Non-Employee Director for attending a Board or Board committee meeting, as set from time to time by the Board.

      (l) "Non-Employee Director" means any person who is a member of the Board and who is not, as of the date of an award under the Plan, an employee of the Company or any of its subsidiaries.

      (m) "Payment Date" means the date or day during the Plan Year, as designated by the Company, in which payment of an amount in Shares and/or cash, equal to the Annual Fee, as well as any accrued Meeting Fees, will be paid to Non-Employee Directors.

      (n) "Plan" means The York Group, Inc. Non-Employee Director Cash and Equity Compensation Plan.

      (o)   "Plan Year" means the calendar year.

      (p) "Share" or "Stock" means a share of the Company's Common Stock, $0.01 par value.

3.    ELIGIBILITY.

      Each Non-Employee Director shall participate in the Plan.

4.    SHARES OF COMMON STOCK AVAILABLE.

      The number of Shares that may be issued under the Plan, pursuant to paragraph 5 hereof shall not exceed 10,000, subject to proportionate adjustment in the event of any stock split, reverse stock split, reorganization or recapitalization.

5.    PAYMENT.

      In general, the Company shall pay Non-Employee Directors one-half of Annual and Meeting Fees in cash and one-half of such fees in Shares. At the election of the Non-Employee Director, however, the Company shall either pay all such fees in the form of cash or in Shares. The amount of cash and/or Shares representing the Annual Fee and any accrued Meeting Fees shall be paid to the Non-

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      Employee Director on the Payment Date, unless such Non-Employee Director elects to defer the receipt of cash and/or Shares in accordance with paragraphs 6 or 7 of this Agreement. The number of Shares paid to a Non-Employee director shall be determined by dividing the amount referred to above by the Fair Market Value Per Share on the Payment Date.


6.    DEFERRED CASH ACCOUNT.

      (a) The Company shall establish a deferred cash account ("Cash Account") for each Non-Employee Director who elects prior to the beginning of the Plan Year to defer the portion of his or her Annual and Meeting Fees to be paid in cash. For the initial Plan Year or the Plan Year in which a Non-Employee Director first becomes eligible, the election to defer must be made within thirty (30) days after the Plan is effective or the Non-Employee Director becomes eligible. On the Payment Date, the Company shall credit the Cash Account with the Annual and Meeting Fees which would have been paid to the Non-Employee Director in the form of cash, absent the deferral.

      (b) Earnings shall generally be credited to the Cash Account periodically at the discretion of the Board, but no later than annually. For those Non-Employee Directors receiving a distribution during the Plan Year pursuant to paragraph 8 of this Agreement, earnings shall be credited to the Cash Account through the date of distribution. The method of computing earnings shall be determined by the Board.

7.    DEFERRED STOCK ACCOUNT.

      (a) The Company shall establish a deferred stock account ( "Stock Account") for each Non-Employee Director who elects prior to the beginning of the Plan Year to defer the portion of his or her Annual and Meeting Fees to be paid in the form of Shares. For the initial Plan Year or the Plan Year in which a Non-Employee Director first becomes eligible, the election to defer must be made within thirty
            (30) days after the Plan is effective or the Non-Employee Director becomes eligible. On the Payment Date, the Company shall credit the Stock Account with the number of Deferred Stock Units equal to the number of Shares that would have been paid in the form of Shares to the Non-Employee Director, absent the deferral. The value of the Deferred Stock Units is dependent upon the Fair Market Value Per Share on the date of distribution to the Non-Employee Director, and is therefore subject to market fluctuations in value until such distribution.

      (b) At any time a balance is maintained in a Non-Employee Director's Stock Account, there shall be credited to the Stock Account of such Non-Employee Director additional Deferred Stock Units on each Dividend Date. The number of such additional Deferred Stock Units shall be determined by (i) multiplying the total number of Deferred Stock Units (including fractional

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            Deferred Stock Units) credited to the Stock Account immediately prior to the Dividend Date by the amount of the dividend per share and (ii) dividing the product by the Fair Market Value Per Share as of the date preceding the Dividend Date.

      (c) In the event of any change in the outstanding Shares upon which the stock equivalency hereunder is based, by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or any other change in corporate structure or in the event any dividend is paid in Shares or other property, the number of Deferred Stock Units credited to the Stock Account shall be adjusted in such manner as a majority of the Board shall determine to be fair under the circumstances. In the case of dividends payable in property, the amount paid shall be based on the fair market value of the property at the time of distribution of the dividend, as determined by a majority of the Board.


8.    DISTRIBUTION

      (a) Except as otherwise provided herein, a lump sum distribution from a Non-Employee Director's Cash Account shall be made in an amount equal to the balance of that account no later than thirty (30) days after the earlier of the Non-Employee Director's (i) resignation from the Board, (ii) failure to be reelected to the Board, (iii) retirement, (iv) death in accordance with paragraph 10 of this Agreement or (v) disability as determined by a majority of the Board, unless the distributions are accelerated in accordance with paragraph 9 hereof.

      (b) Except as otherwise provided herein, a lump sum distribution from a Non-Employee Director's Stock Account shall be made in Shares equal to the number of Deferred Stock Units then credited to the Stock Account no later than thirty (30) days after the earlier of the Non-Employee Director's (i) resignation from the Board, (ii) failure to be reelected to the Board, (iii) retirement, (iv) death in accordance with paragraph 10 of this Agreement or (v) disability as determined by a majority of the Board, unless the distributions are accelerated in accordance with the provisions of paragraph 9 hereof.

      (c) The provisions of the Plan shall apply to and be binding upon the beneficiaries, distributees, personal representatives and any other successors in interest of the Non-Employee Director.

      (d) The Company shall be entitled to deduct from all distributions hereunder any taxes required to be withheld by federal, state or local law. Such deductions may be made by withholding Shares with a Fair Market Per Share equal to the amount of such taxes.

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
9.    ACCELERATION OF DISTRIBUTION.

      (a) Notwithstanding any other provision of the Plan, if a Change-in-Control occurs and at any time after the occurrence of such Change-in-Control either of the following events occurs:

            1) the Non-Employee Director ceases for any reason to be a director of the Company; or

            2)    the Plan is terminated;

            then the Deferred Stock Units then credited to the Stock Account shall be converted to Shares as provided in paragraph 8(b) above, and such Shares and the Non-Employee Director's Cash Account shall be paid to such Non-Employee Director. Such payment shall be made by the Company as promptly as practicable, but not more than thirty
            (30) days following the date on which the right to such payment arose.

      (c) This paragraph 9 may not be amended or modified after the occurrence of a Change-in-Control.

10.   BENEFICIARIES.

      Each Non-Employee Director may designate any person, persons or entity to receive such benefits as may be payable under the Plan upon or after the Non-Employee Director's death, and such designation may be changed from time to time by the Non-Employee Director. Each designation will revoke all prior designations by the same Non-Employee Director. In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named or the Board is unable to locate the designated Beneficiary, the Company shall pay such benefit payments to the Non-Employee Director's spouse, if then living, but otherwise to the Non-Employee Director's estate.


11.   NONTRANSFERABILITY OF SHARES OR DEFERRED STOCK UNITS.

      No Shares or Deferred Stock Units shall be pledged, hypothecated or transferred by a Non-Employee Director other than by will or the laws of descent and distribution.


12.   AMENDMENT AND TERMINATION.

      The Board, or any committee to the extent authorized by the Board, may make such modifications to the Plan as it shall deem advisable, without approval of the shareholders of the Company, except as such shareholder approval may be

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
      required under the listing requirements of any securities exchange registered under the Exchange Act on which are listed any of the Company's equity securities.

13.   TERM.

      The Plan shall continue in effect without limit unless and until the Board otherwise determines.

14.   COMPLIANCE WITH SEC REGULATIONS.

      It is the Company's intent that the Plan comply with the provisions of
      Section 16 of the Exchange Act and the rules promulgated thereunder. To the extent that any provision of the Plan is later found not to be in compliance with Section 16 or such rules, such provision shall be deemed to be null and void.

15.   MISCELLANEOUS.

      (a) Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to continue to serve as a director of the Company or otherwise to be retained in the service of the Company.

      (b) No Shares shall be issued hereunder unless and until counsel for the Company shall be satisfied such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

      (c)   The expenses of the Plan shall be borne by the Company.

      (d) Neither a Non-Employee Director nor any other person shall have any interest in any fund or in any specific asset of the Company by reason of amounts credited to the Cash and Stock Accounts of such Non-Employee Director, nor the right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock Unit credited to the Stock Account, nor the right to receive any distribution under the Plan except as expressly provided herein. The rights of the Non-Employee Director shall be those of an unsecured general creditor of the Company.

      (e) In accordance with the provision of the Plan, the grant of Deferred Stock Units thereunder and the obligation of the Company to deliver Shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such Shares under any federal or state law or any ruling or regulation of any governmental body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.

      (f) This Plan shall be interpreted by and all questions arising in connection therewith shall be determined by a majority of the Board, whose interpretation or determination, when made in good faith, shall be conclusive and binding.

ATTEST/WITNESS:                         THE YORK GROUP, INC.


___________________________             By: ________________________


Print Name:                             Print Name:

---------------------------             ----------------------------

                                        Date: ______________________
[SEAL]

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